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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The St. Paul Companies, Inc.:


    We consent to the use of our reports incorporated herein by reference in the Registration Statement (No. 333-44122) on Form S-3 of the St. Paul Companies, Inc. and to the reference to our firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG LLP

Minneapolis, Minnesota
August 29, 2000